UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 6, 2005
Date of Report (date of earliest event reported)

CARRIER ACCESS CORPORATION

(Exact name of Registrant as specified in its charter)

State of Delaware (State or other jurisdiction of incorporation or organization)	000-24597 (Commission File Number)	84-1208770 (I.R.S. Employer Identification Number)

5395 Pearl Parkway
Boulder, Colorado (80301)
(Address of principal executive offices)

(303) 442-5455
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 2.02. Results of Operations and Financial Condition

     On January 6, 2005, Carrier Access Corporation issued a press release reporting its anticipated results for the fourth quarter ended December 31, 2004. The press release is attached as Exhibit 99.1. The information in the release and in this Item 2.02 is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 6, 2005, entitled “Carrier Access Announces Preliminary Fourth Quarter 2004 Results.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER ACCESS CORPORATION
Date: January 6, 2005	By:	/s/ Nancy Pierce
Nancy Pierce
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 6, 2005, entitled “Carrier Access Announces Preliminary Fourth Quarter 2004 Results.”